UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 17, 2015 (April 14, 2015)

MEMORIAL RESOURCE DEVELOPMENT CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36490	46-4710769
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1800 Houston, Texas		77002 (Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (713) 588-8300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 14, 2015, Memorial Resource Development Corp. (the “Company”), through its wholly-owned subsidiary, MRD Operating LLC (“Operating”), entered into an amended and restated gas processing agreement (“GPA”) with PennTex North Louisiana Operating, LLC (“PennTex Operating”), a wholly-owned subsidiary of PennTex North Louisiana LLC (“PennTex NLA”). WildHorse Resources, LLC, which owned the Company’s interest in the Terryville Complex and merged into Operating in February 2015, initially entered into a gas processing agreement with PennTex NLA in March 2014, prior to the Company’s initial public offering. PennTex NLA is a joint venture among certain affiliates of Natural Gas Partners (“NGP”) in which MRD Midstream LLC, a wholly-owned subsidiary of MRD Holdco LLC (“Holdco”), owns a minority interest. Holdco is a holding company controlled by certain funds managed by NGP that, together as part of a group own a majority of the Company’s common stock. Once PennTex Operating’s first processing plant becomes operational, it will process natural gas produced from wells located on certain leases owned by Operating in the state of Louisiana. The GPA has a 15-year primary term, subject to one-year extensions at either party’s election. Operating will pay PennTex Operating a monthly volume processing fee, subject to annual inflation escalators, based on volumes of natural gas processed by PennTex Operating. Once the first plant is declared operational, Operating will be obligated to pay a minimum processing fee equal to approximately $18.3 million on an annual basis, subject to certain adjustments and conditions until the second processing plant is declared operational. Once the second plant is declared operational, Operating will be obligated to pay a minimum volume processing fee equal to approximately $55.0 million on an annual basis, subject to certain adjustments and conditions.

In addition, Operating entered into (i) an amended and restated area of mutual interest and midstream exclusivity agreement (“AMI”) with PennTex NLA Holdings, LLC, which owns a majority interest in PennTex NLA, MRD WHR LA Midstream LLC, an affiliate of Holdco, and PennTex NLA, (ii) a gas transportation agreement (“GTA”) with PennTex Operating, (iii) a gas gathering agreement (“GGA”) with PennTex Operating, and (iv) a transportation services agreement (“TSA” and, together with the GPA, AMI, GTA and GGA, the “Midstream Agreements”) with PennTex Operating to provide gathering, residue gas and natural gas liquids transportation services to Operating in the state of Louisiana. The Midstream Agreements have a 15-year primary term, subject to one-year extensions at either party’s election.

Under the GGA, once the first processing plant is declared operational, Operating will pay PennTex Operating a commodity usage charge equal to at least the minimum volume commitment (115,000 MMBtu per day) times $0.02 per MMBtu until PennTex Operating’s second processing plant is declared operational. Once the second processing plant is declared operational, Operating will pay PennTex Operating a commodity usage charge equal to at least an increased minimum volume commitment (345,000 MMBtu per day) times $0.02 MMBtu through November 30, 2019. The minimum volume commitment will increase to 460,000 MMBtu on July 1, 2016 and may further increase subject to the terms of the GGA. Prior to December 1, 2019, PennTex Operating is also entitled to a payback demand fee from us equal to the monthly demand quantity (460,000 MMBtu per day) times $0.03 MMBtu through November 30, 2019. Beginning on December 1, 2019, PennTex Operating is not entitled to a monthly demand charge, the commodity usage charge escalates to $0.05 per MMBtu, and PennTex Operating is entitled to receive a commodity usage charge from us equal to the minimum volume commitment (460,000 MMBtu per day through June 30, 2019, and 345,000 MMBtu per day thereafter) times $0.05 MMBtu.

Similarly, under each of the GTA and TSA, which commence concurrently with the operational dates of the two processing plants, PennTex Operating will be entitled to a commodity usage charge of $0.04 per MMBtu for all volumes of residue gas and natural gas liquids produced on behalf of Operating.

Under the AMI, Operating granted PennTex Operating the exclusive right to build all of the Company’s midstream infrastructure in northern Louisiana and to provide midstream services to support the Company’s current and future production on its operated acreage within such area (other than production subject to existing third-party commitments).

Relationships

Certain funds managed by NGP (the “Funds”) that, together as part of a group, own a majority of the Company’s common stock, also control PennTex NLA Holdings, LLC and certain of its affiliates that are party to the Midstream Agreements. Although Operating was obligated to enter into the GPA, TSA, GTA and GGA pursuant to the initial area of mutual interest and midstream exclusivity agreement entered into in March 2014, because the Midstream Agreements are related party transactions, the audit committee of the board of directors of the Company reviewed the terms of the Midstream Agreements and the transactions related thereto, and provided approval of such agreements and transactions pursuant to the Company’s audit committee charter.

Almost all of the executive officers of the Company and certain non-independent directors of the Company own economic interests, investments and other economic incentives in Holdco and affiliates. All of the Company’s non-independent directors also have indirect economic interests in the Funds that entitle them to a portion of the profits generated by the Funds in excess of certain return thresholds.

The foregoing summary of the Midstream Agreements is not complete and is qualified in its entirety by reference to the full text of the respective Midstream Agreements, copies of which are filed as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5 to this Current Report on Form 8-K and are incorporated in this Item 1.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amended and Restated Area of Mutual Interest and Midstream Exclusivity Agreement by and among PennTex NLA Holdings, LLC, MRD WHR LA Midstream LLC, MRD Operating LLC, and PennTex North Louisiana, LLC, dated as of April 14, 2015

10.2	Amended and Restated Gas Processing Agreement by and between PennTex North Louisiana Operating, LLC and MRD Operating LLC, dated as of April 14, 2015

10.3	Gas Gathering Agreement by and between PennTex North Louisiana Operating, LLC and MRD Operating LLC, dated as of April 14, 2015

10.4	Gas Transportation Agreement by and between PennTex North Louisiana Operating, LLC and MRD Operating LLC, dated as of April 14, 2015

10.5	Transportation Services Agreement by and between PennTex North Louisiana Operating, LLC and MRD Operating LLC, dated as of April 14, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEMORIAL RESOURCE DEVELOPMENT CORP.

Date: April 17, 2015	By:	/s/ Kyle N. Roane
Kyle N. Roane
Senior Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amended and Restated Area of Mutual Interest and Midstream Exclusivity Agreement by and among PennTex NLA Holdings, LLC, MRD WHR LA Midstream LLC, MRD Operating LLC, and PennTex North Louisiana, LLC, dated as of April 14, 2015

10.2	Amended and Restated Gas Processing Agreement by and between PennTex North Louisiana Operating, LLC and MRD Operating LLC, dated as of April 14, 2015

10.3	Gas Gathering Agreement by and between PennTex North Louisiana Operating, LLC and MRD Operating LLC, dated as of April 14, 2015

10.4	Gas Transportation Agreement by and between PennTex North Louisiana Operating, LLC and MRD Operating LLC, dated as of April 14, 2015

10.5	Transportation Services Agreement by and between PennTex North Louisiana Operating, LLC and MRD Operating LLC, dated as of April 14, 2015